-----------------------------------------


                                  LABONE, INC.
                                       and
                     American Stock Transfer & Trust Company
                                  Rights Agent

                    -----------------------------------------




                                Rights Agreement

                          Dated as of February 11, 2000


                    -----------------------------------------

                                TABLE OF CONTENTS

Section                                                               Page
-------                                                               ----

Section 1.   Certain Definitions.......................................1

Section 2.   Appointment of Rights Agent...............................7

Section 3.   Issue of Rights Certificates..............................7

Section 4.   Form of Rights Certificates...............................9

Section 5.   Countersignature and Registration........................10

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights
             Certificates.............................................10

Section 7.   Exercise of Rights; Purchase Price; Expiration Date
             of Rights................................................11

Section 8.   Cancellation and Destruction of Rights Certificates......13

Section 9.   Reservation and Availability of Capital Stock............14

Section 10.  Preferred Stock Record Date..............................15

Section 11.  Adjustment of Purchase Price, Number and Kind
             of Shares or Number of Rights............................15

Section 12.  Certificate of Adjusted Purchase Price or
             Number of Shares.........................................23

Section 13.  Consolidation, Merger or Sale or Transfer of Assets
             or Earning Power.........................................23

Section 14.  Fractional Rights and Fractional Shares..................26

Section 15.  Rights of Action.........................................27

Section 16.  Agreement of Rights Holders..............................27

Section 17.  Rights Certificate Holder Not Deemed a Shareholder.......28

Section 18.  Concerning the Rights Agent..............................28

Section 19.  Merger or Consolidation or Change of Name of
             Rights Agent.............................................29

Section 20.  Duties of Rights Agent...................................29

Section 21.  Change of Rights Agent...................................32

Section 22.  Issuance of New Rights Certificates......................32

Section 23.  Redemption and Termination...............................33

Section 24.  Exchange.................................................34

Section 25.  Notice of Certain Events.................................35

Section 26.  Notices..................................................36

Section 27.  Supplements and Amendments...............................36

Section 28.  Successors...............................................37

Section 29.  Determinations and Actions by the Board
             of Directors, etc........................................37

Section 30.  Benefits of this Agreement...............................37

Section 31.  Severability.............................................37

Section 32.  Governing Law............................................38

Section 33.  Counterparts.............................................38

Section 34.  Descriptive Headings.....................................38



EXHIBIT A   Form of Certificate of Designations, Preferences and Rights of
            Series A Preferred Stock



EXHIBIT B   Form of Rights Certificate



EXHIBIT C   Form of Summary of Rights

                                RIGHTS AGREEMENT


     THIS RIGHTS AGREEMENT, dated as of February 11, 2000 (the "Agreement"), is made between LabOne, Inc., a Missouri corporation (the "Company"), and American Stock Transfer & Trust Company (the "Rights Agent").

     W I T N E S S E T H

     WHEREAS, on February 11, 2000 (the "Rights Dividend Declaration Date"), the Board of Directors of the Company authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) of the Company outstanding at the close of business on February 25, 2000 (the "Record Date"), and has authorized the issuance of one such Right (subject to adjustment as hereinafter provided) for each share of Common Stock of the Company issued by the Company or transferred from the Company's treasury between the Record Date and the earlier of the Distribution Date (as hereinafter defined) or the expiration or redemption of the Rights, and in certain circumstances, after the Distribution Date, each such Right initially representing the right to purchase one one-hundredth of a share of Series A Preferred Stock of the Company (subject to adjustment as hereinafter provided), having the rights, powers and preferences set forth in the form of Certificate of Designations, Preferences, Qualifications and Rights of Series A Preferred Stock to be filed with the Secretary of State of Missouri on or about February 15, 2000, in substantially the form attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the "Rights");

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     Section 1.     Certain Definitions.
                    -------------------

     For purposes of this Agreement, the following terms have the meanings indicated:

     (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, without the Prior Written Approval of the Company granted after the date hereof, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, other than as a result of a Qualifying Offer, whether or not such Person together with all Affiliates and Associates of such Person continues to be the Beneficial Owner of 15% or more of such shares. Notwithstanding the foregoing,

          (i) the term "Acquiring Person" shall not include any Exempt Person (as hereinafter defined),

          (ii) a Person shall not become an Acquiring Person solely as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company, unless and until such Person (together with all Affiliates and Associates of such Person) shall purchase or otherwise become the Beneficial Owner of additional shares of Common Stock, other than pursuant to a Qualifying Offer or with the Prior Written Approval of the Company,

          (iii) the term "Acquiring Person" shall not include any of the Grant Family Members, acting individually or as a group, unless and until such Person or Persons (together with all Affiliates and Associates of such Person or Persons) shall become (other than pursuant to a Qualifying Offer or with the Prior Written Approval of the Company) the Beneficial Owners of 20% or more of the shares of Common Stock then outstanding, provided that such Person or Persons or Affiliates or Associates shall not be deemed the Beneficial Owners of shares of Common Stock or other securities acquired on or after the Rights Dividend Declaration Date pursuant to any employee or director benefit plan of the Company or any Subsidiary of the Company; and

          (iv) notwithstanding any other provision hereof to the contrary, a Person shall not be deemed to be an Acquiring Person if, within ten Business Days after the Board of Directors is given written notice that such Person has become an Acquiring Person, the Board of Directors determines in good faith that such Person who would otherwise be an "Acquiring Person" has become such inadvertently and the Board of Directors provides such Person a period not to exceed thirty days to divest a sufficient number of securities so that such Person would no longer be an Acquiring Person, as defined in the foregoing provisions of this paragraph (a), and such Person has so divested prior to the end of such period.

          Notwithstanding anything in this Agreement to the contrary, the term "then outstanding," when used with reference to a Person's beneficial ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to beneficially own hereunder.

     (b) "Act" shall mean the Securities Act of 1933, as amended from time to time.

     (c)  "Adjustment Shares" shall  have the meaning set forth in Section 11(a)
(ii) hereof.

     (d) "Affiliate" shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as such Rule is in effect on the date of this Agreement.

     (e) "Associate" shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as such Rule is in effect on the date of this Agreement.

     (f) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," of any securities:

          (i) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act as such Rule is in effect on the date of this Agreement), including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (i) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

          (ii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed under this paragraph (f) the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable at any time prior to the occurrence of a Triggering Event upon exercise of Rights (but only to the extent such Rights have not been exercised and such securities have not been issued upon exercise of such Rights), or (C) securities issuable from and after the occurrence of a Triggering Event upon exercise of Rights, which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3 or Section 22 hereof (the "Original Rights") or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights;

          (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except as described in the proviso to subparagraph (i) of this paragraph (f)) or disposing of any voting securities of the Company.

Notwithstanding anything in this subparagraph (f) to the contrary, (x) no member of a national securities exchange, pledgee of securities or person engaged in business as an underwriter of securities shall be deemed to be the "Beneficial Owner" of, or to "beneficially own," shares of Common Stock to the extent provided in Rule 13d-3(d)(2), (3) and (4) of the General Rules and Regulations under the Exchange Act as such Rule is in effect on the date of this Agreement,
(y) no Person who, immediately prior to the Distribution Date, is a member of the Board of Directors or an officer of the Company or who is an Affiliate or Associate of a member of the Board of Directors or officer of the Company (each, an "Excluded Person") shall be deemed to be the "Beneficial Owner" of, or to "beneficially own," shares of Common Stock held by another Excluded Person solely by reason of any agreement, arrangement or understanding, written or otherwise, entered into in opposition to any transaction or in support of a Qualifying Offer and (z) no Excluded Person, no committee of Excluded Persons and no Person or entity organized, appointed or established by the Company or any Subsidiary for or pursuant to the terms of any employee benefit plan of the Company or any Subsidiary shall be deemed to the "Beneficial Owner" of, or to "beneficially own," securities held of record by any such plan or by the trustee or administrator of any such plan pursuant to the terms of such plan, except for shares allocated to the account of any Excluded Person which may be voted or disposed of by such Excluded Person under the terms of the Plan.

     (g) "Board of Directors" shall mean the Board of Directors of the Company as constituted from time to time.

     (h) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York, the State of Kansas or the state in which the principal office of the Rights Agent is located are authorized or obligated by law or executive order to close.

     (i) "Close of business" on any given date shall mean 5:00 P.M., Kansas City, Missouri time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Kansas City, Missouri time, on the next succeeding Business Day.

     (j) "Closing Price" of a security (including without limitation the Common Stock, the Preferred Stock and the Rights) for each day shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the security is listed or admitted to trading or, if the security is not listed or admitted to trading on any national securities exchange, the closing sale price or, if no sales were reported, the average of the closing bid and asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, of if not reported by The Nasdaq Stock Market, by such other self regulatory organization or nationally recognized quotation service that then reports information concerning such security as selected by the Board of Directors, or, if on any such date the security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the security selected by the Board of Directors. If on any such date no market maker is making a market in the security, the fair value of such security on such date as determined in good faith by the Board of Directors shall be used.

     (k) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company (or in the event of a subdivision, combination or reclassification with respect to such shares of common stock, the shares of common stock resulting from such subdivision, combination or reclassification); except that "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock (or other equity securities or equity interests) of such Person with the greatest voting power to control or direct the management of such Person.

     (l) "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

     (m)  "Current Market Price" shall have the meaning set forth in  Section 11
(d) hereof.

     (n) "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

     (o) "Distribution Date" shall mean the earlier of (i) the close of business on tenth Business Day after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth Business Day (or such later date as the Board of Directors shall determine prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt Person) of, or the first public announcement of the intention of such Person to commence, a tender offer or exchange offer (other than a Qualifying Offer), the consummation of which would result in any Person becoming an Acquiring Person; provided however, that if a tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer. In deferring the date set forth in clause (ii) of the preceding sentence, the Board of Directors may defer such date to a specified later date or to an unspecified later date to be determined by a subsequent action or event.

     (p) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement.

     (q) "Exchange Ratio" shall have the meaning set forth in Section 24(a) hereof.

     (r) "Exempt Person" shall mean (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or (iv) any Person organized, appointed or established by the Company or any Subsidiary for or pursuant to the terms of any such plan (to the extent then acting in such capacity).

     (s)  "Expiration  Date" shall mean the earliest of (i) the Redemption Date;
(ii) the time at which such Rights are exchanged as provided in Section 24 hereof; (iii) the consummation of a transaction contemplated by Section 13(d) hereof or (iv) the Final Expiration Date.

     (t)  "Final  Expiration  Date"  shall  mean  the   close  of  business   on
February  25, 2010.

     (u) "Grant Family Member" means any of: (i) the children, grandchildren and other lineal descendants of W.T. Grant, including those by adoption, and the spouses of any such persons, (ii) trusts or custodianships for the primary benefit of any one or more of the foregoing persons, (iii) the estates or any of the foregoing persons, and (iv) any corporation, partnership, limited liability company, association or other entity which is controlled by and at least a majority of the outstanding equity interests of which are owned by any one or more of the foregoing persons, custodianships, trusts or estates. Any Person who at any time qualifies as a Grant Family Member shall be deemed to be such a Grant Family Member during the period the Person so qualifies, regardless of whether such Person existed or so qualified on the date hereof.

     (v)  "Person" shall mean any individual, firm,  corporation,   partnership,
limited liability company, association, or other entity, and shall include any successor (by merger or otherwise) of such entity.

     (w) "Preferred Stock" shall mean shares of Series A Preferred Stock, par value $.01 per share, of the Company (or in the event of a subdivision, combination or reclassification with respect to such shares of Preferred Stock, the shares of Preferred Stock resulting from such subdivision, combination or reclassification), and, to the extent that there are not a sufficient number of shares of Series A Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Preferred Stock of the Company.

     (x) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

     (y) "Prior Written Approval" shall mean the prior express written consent of the Company to any Person becoming an Acquiring Person, executed on behalf of the Company by a duly authorized officer of the Company following express approval by action of the Board of Directors, provided that all conditions precedent and subsequent established by the Board of Directors (and not waived by the Board of Directors prior to violation of any such condition) in connection with such approval shall be satisfied.

     (z) "Purchase Price" shall have the meaning set forth in Section 4(a) hereof.

     (aa) "Qualifying Offer" shall mean a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined, prior to the purchase of shares pursuant to the tender or exchange offer, by at least a majority of the members of the Board of Directors who are not officers of the Company and who are not representatives, nominees, Affiliates or Associates of the Person on whose behalf the offer is made, after receiving advice from one or more investment banking firms, to be (a) fair to shareholders (taking into account all factors which such members of the Board of Directors deem relevant) and (b) otherwise in the best interests of the Company and its shareholders, and which such directors determine to recommend to the shareholders of the Company.

     (bb) "Record Date" shall have the meaning set forth in the recital at the beginning of this Agreement.

     (cc) "Redemption Date" shall mean the time at which the Rights are redeemed as provided in Section 23 hereof.

     (dd) "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

     (ee) "Rights" shall have the meaning set forth in the recital at the beginning of this Agreement.

     (ff) "Rights Certificates" shall mean the certificates evidencing the Rights after the Distribution Date, which shall be substantially in the form attached hereto as Exhibit B.

     (gg) "Rights Dividend Declaration Date" shall have the meaning set forth in the recital at the beginning of this Agreement.

     (hh) "Section 11(a)(ii) Event" shall have the meaning set forth in Section 11(a)(ii) hereof.

     (ii) "Section 13 Event" shall mean any event described in clauses (i), (ii) or(iii) of Section 13(a) hereof.

     (jj) "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

     (kk) "Stock Acquisition Date" shall mean the earlier of (i) the date of the first public announcement (which, for purposes of this definition, shall include, without limitation, a report filed under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or (ii) the date on which the Company has actual notice, direct or indirect, or otherwise determines that a Person has become an Acquiring Person, provided that if such Person is determined not to have become an Acquiring Person pursuant to
Section 1(a) hereof, no Stock Acquisition Date shall be deemed to have occurred.

     (ll) "Subsidiary" shall mean, with reference to any Person, any other Person of which an amount of voting securities sufficient to elect at least a majority of the directors or Persons having similar authority of such other Person is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

     (mm) "Substitution Period" shall have the meaning  set forth in  Section 11
(a)(iii) hereof.

     (nn) "Summary of Rights" shall have the meaning set forth in Section 3(b) hereof.

     (oo) "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day.

     (pp) "Triggering Event"  shall  mean  any  Section 11(a)(ii)  Event  or any
Section 13 Event.

     Section 2.     Appointment of Rights Agent.
                    ---------------------------

     The Company hereby appoints the Rights Agent to act as agent for the Company and the record holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.

     Section 3.     Issue of Rights Certificates
                    ----------------------------

     (a)  Until the earlier of the  Distribution  Date or the  Expiration  Date,
(i) the Rights will be evidenced (subject to the provisions of Section 3(b)) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, (ii) the registered holders of Common Stock shall also be the registered holders of the associated Rights, (iii) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company) and (iv) the transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

     (b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the "Summary of Rights"), by first-class, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for the Common Stock outstanding as of the Record Date, until the earlier of the Distribution Date or the Expiration Date, the Rights will be evidenced by such certificates together with a copy of the Summary of Rights, and the registered holders of the shares of Common Stock represented by the certificates shall also be the registered holders of the Rights. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any such certificate, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate, and any certificate newly issued pursuant to such transfer shall bear the legend set forth in Section 3(d) hereof.

     (c) Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or transferred from the Company's treasury to any other Person) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, or, in certain circumstances provided in Section 22 hereof, after the Distribution Date, except with respect to dividends on the outstanding shares of Common Stock payable in shares of Common Stock as provided in Section 11(p) hereof. Certificates representing such shares of Common Stock with respect to which Rights are issued on or after the Record Date and prior to the earlier of the Distribution Date or Expiration Date shall also be deemed to be certificates for Rights, and shall bear the legend set forth in Section 3(d).

     (d) Certificates for shares of Common Stock which are issued after the Record Date and prior to the earlier of the Distribution Date or the Expiration Date shall bear the following legend:

      This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement (the "Rights Agreement"), between LabOne, Inc. (the "Company") and American Stock Transfer & Trust Company (the "Rights Agent"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

Notwithstanding this paragraph (d), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

     (e) In the event that the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.

     (f) As soon as practicable after the Distribution Date, the Company shall prepare and execute and the Rights Agent will countersign and send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more Rights Certificates, evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company may make appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

     Section 4.     Form of Rights Certificates.
                    ---------------------------

     (a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 11 and
Section 22 hereof, the Rights Certificates, whenever distributed, shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-hundredth of a share, the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

     (b) Any Rights Certificate issued pursuant to Section 3(f) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to
Section 6 or Section 11 hereof upon transfer, exchange,
replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

      The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become, or may already have become, null and void in the circumstances specified in Section 7(e) of such Agreement.

The provisions of Section 7(e) of this Agreement shall be operative whether or not the foregoing legend is contained on any such Rights Certificate. The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence of any Acquiring Person or any Associate or Affiliate thereof.

     Section 5.     Countersignature and Registration.
                    ---------------------------------

     (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board or any Vice Chairman or its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by an authorized signatory of the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose manual or facsimile signature is affixed to any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights
Certificates had not ceased to be such officer of the Company. Any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

     (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective record holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

     Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
                    ---------------------------------------------------------

     (a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

     (b) Subject to the provision of Section 4(b), Section 7(e) and Section 14 hereof, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

     Section 7.     Exercise of Rights; Purchase Price; Expiration
                    Date of Rights.
                    ----------------------------------------------

     (a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii), Section 23(a) and
Section 24(b) hereof) in whole or in part at any time after the Distribution Date and at or prior to the Expiration Date, upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, along with a signature guarantee and such other and further documentation as the Rights Agent may reasonably request, together with payment of the aggregate Purchase Price with respect to the total number of one one-hundredths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable.

     (b) The Purchase Price for each one one-hundredth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $50.00 and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

     (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-hundredth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax required to be paid by the holder of such Rights Certificate in accordance with Section 9 hereof, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-hundredths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, promptly deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified check, cashier's check or money order payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require, prior to the occurrence of a Triggering Event, that upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

     (d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

     (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or
(iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or other Person as a result of the Company's failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. The Company may require (or cause the Rights Agent or any transfer agent of the Company to require) any Person who submits a Rights Certificate (or a certificate representing shares of Common Stock that evidences, or but for the provisions of this Section 7(e) would evidence, Rights) for transfer on the registry books or to exercise the Rights represented thereby to establish to the satisfaction of the Company in its sole discretion that such Rights have not become null and void pursuant to the provisions of this Section 7(e).

     (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

     Section 8.     Cancellation and Destruction of Rights Certificates.
                    ---------------------------------------------------

     All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

     Section 9.     Reservation and Availability of Capital Stock.
                    ---------------------------------------------

     (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

     (b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange or quoted on any interdealer quotation system or by any nationally recognized quotation service, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be so listed or quoted upon official notice of issuance upon such exercise.

     (c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall make a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement (if required) shall not have been declared effective.

     (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise or exchange of the Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable, including, without limitation, effecting such changes to the accounts of the Company as may be necessary to accomplish the foregoing purposes.

     (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for a number of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for a number of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

     Section 10.    Preferred Stock Record Date.
                    ---------------------------

     Each person in whose name any certificate for Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the aggregate Purchase Price attributable to the Right (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

     Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.
                    -------------------------------------------------------

     The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

     (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the aggregate Purchase Price attributable to the Right, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever such an event occurs. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to
Section 11(a)(ii) hereof.

          (ii) Subject to Section 24 hereof, in the event any Person shall, at any time after the close of business on the Rights Dividend Declaration Date, become an Acquiring Person (such an event being referred to herein as a "Section 11(a)(ii) Event") then, promptly following the occurrence of such Section 11(a)(ii) Event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof in accordance with the terms of this Agreement, in lieu of a number of one one-hundredths of a share of Preferred Stock (as previously adjusted), such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-hundredths of a share of Preferred Stock (as previously adjusted) for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (the "Aggregate Purchase Price") by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the "Adjustment Shares"). Upon such occurrence, the Purchase Price per share of Common Stock shall equal the Aggregate Purchase Price applicable to the Right divided by the number of Adjustment Shares subject to the Right, subject to further adjustment as appropriate in accordance with Section 11(f) hereof.

     (iii) In the event that the number of shares of Common Stock which are authorized by the Company's articles of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right determined as set forth below (the "Current Value") over (2) the Aggregate Purchase Price attributable to such Right (such excess is referred to herein as the "Spread"), and (B) with respect to each Right (subject to
Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Aggregate Purchase Price, (1) cash, (2) a reduction in the Aggregate Purchase Price payable, (3) shares of Common Stock or other equity securities of the Company (including, without limitation, shares, or units or fractions of shares, of preferred stock, such as the Preferred Stock, which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of Common Stock, are deemed in good faith by the Board of Directors to have essentially the same value as shares of Common Stock (such shares or units or fractions of shares of preferred stock being referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty days after the date on which the Section 11(a)(ii) Event occurs, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Aggregate Purchase Price (other than an amount equal to the par value of the shares of Common Stock to be issued), shares of Common Stock (to the extent available), and then, if necessary, shares or fractions or units of shares of Preferred Stock (to the extent available), and then, if necessary, Common Stock Equivalents (to the extent available) and then, if necessary, cash, which shares, fractions or units of shares and/or cash have an aggregate value equal to the Spread (plus any amount paid for the shares). If the Board of Directors determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty day period set forth above may be extended to the extent necessary, but not more than ninety days after the date the Section 11(a)(ii) Event occurs, in order that the Company may seek shareholder approval for the authorization of such additional shares (such thirty day period, as it may be extended, is herein called the "Substitution Period"). To the extent that action is to be taken pursuant to the first and/or second sentences of this Section 11(a) (iii), the Company (X) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights to the extent possible, and (Y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such shareholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall make a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the Current Value of each Adjustment Share shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of the Common Stock on the date the Section 11(a)(ii) Event occurs. For purposes of this Section
11(a)(iii), the per share or per unit value of any share of Common Stock or Common Stock Equivalent to be delivered pursuant to this Section 11(a)(iii) shall be deemed to equal the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of the Common Stock on the date the Section 11(a)(ii) Event occurs, subject to adjustment as appropriate in accordance with
Section 11(f) hereof.

     (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within sixty (60) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock ("Equivalent Preferred Stock")) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock and Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

     (d) (i) For the purpose of any computation hereunder, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily Closing Price per share of such Common Stock for the thirty consecutive Trading Days immediately prior to such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), (B) any subdivision, combination or reclassification of such Common Stock or (C) an extraordinary dividend payable in cash or assets (other than securities described in clause (A)), and the ex-dividend or ex-distribution date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted by the Board of Directors to reflect the current market price equivalent of the Common Stock. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent.

          (ii) For the purpose of any computation hereunder, the Current Market Price per share (or one one-hundredth of a share) of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share (or one one-hundredth of a share) of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent. For all purposes of this Agreement, the Current Market Price of one one-hundredth of a share of Preferred Stock shall be equal to the Current Market Price of one share of Preferred Stock divided by 100.

     (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock, Preferred Stock or other capital stock, as the case may be.

     (f)  If as a result of an  adjustment  made  pursuant to  Section 11(a)  or
Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right, the Purchase Price thereof and the number of Rights shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the
provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares (except as provided in Section 14(c) hereof), provided that in no event shall the amount of the Spread as determined pursuant to Section 11(a)(iii) be adjusted.

     (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price per one one-hundredth of a share of Preferred Stock, the number of one one-hundredths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

     (h)  Unless  the Company shall have  exercised its election as provided  in
Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price per one one-hundredth of a share of Preferred Stock, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (A) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment, by (B) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-hundredths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement and shall give simultaneous written notice to the Rights Agent of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to
Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

     (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredth of a share and the number of one one-hundredths of a share which were expressed in the initial Rights Certificates issued hereunder.

      (k) Notwithstanding anything in this Agreement to the contrary, the consideration to be paid upon exercise of one Right as a result of any adjustment hereunder shall not be less than the aggregate par value of the shares of capital stock issuable upon exercise of such Right. Before taking any action that would cause such an adjustment, the Company shall take such corporate action which shall, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable capital stock upon exercise of a Right. If, upon any exercise of the Rights, a holder is to receive a combination of Common Stock and Common Stock

Equivalents, a portion of the consideration paid upon such exercise, equal to at least the then par value of a share of Common Stock, shall be allocated as the payment for each share of Common Stock so received.

     (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-hundredths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

     (m) Anything in this Section 11 to the contrary notwithstanding, the Company, by resolution of its Board of Directors, shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board of Directors shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such shareholders.

     (n) The Company covenants and agrees that it shall not, at any time after the Distribution Date and so long as the Rights have not been redeemed pursuant to Section 23 hereof or exchanged pursuant to Section 24 hereof, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any articles of incorporation or bylaw provisions or rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (y) prior to, simultaneously with or immediately after such consolidation, merger, sale or other transaction, the shareholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates or (z) the form or nature of organization of the Principal Party would preclude or limit the exercise of Rights or otherwise diminish or substantially eliminate the benefits intended to be afforded by the Rights.

     (o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

     (p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event (the "Adjustment Fraction"). In lieu of such adjustment in the number of Rights associated with one share of Common Stock, the Company may elect to adjust the number of one one-hundredths of a share of Preferred Stock purchasable upon the exercise of one Right and the Purchase Price. If the Company makes such an election, the number of Rights associated with one share of Common Stock shall remain unchanged, and the number of one one-hundredths of a share of Preferred Stock purchasable upon exercise of one Right and the Purchase Price shall be proportionately adjusted so that (i) the number of one one-hundredths of a share of Preferred Stock purchasable upon exercise of a Right following such adjustment shall equal the product of the number of one one-hundredths of a share of Preferred Stock purchasable upon exercise of a Right immediately prior to such adjustment multiplied by the Adjustment Fraction and (ii) the Purchase Price following such adjustment shall equal the product of the Purchase Price immediately prior to such adjustment multiplied by the Adjustment Fraction. The adjustments provided for in this
Section 11(p) shall be made successively whenever such a dividend, subdivision or combination is effected.

     Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.
                    ----------------------------------------------------------

     Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment,
(b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 26 hereof. Notwithstanding the foregoing sentence, the failure of the Company to make such certificate or give such notice shall not affect the validity or force or effect of such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

     Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.
                    ------------------------------------------------------

     (a)  In  the event  that,  at any time after the Stock  Acquisition   Date,
directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (ii) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof) (such an event described in (i), (ii) or (iii) above being referred to herein as "a Section 13 Event"), then, upon the first occurrence of such event (except as may be contemplated by Section 13(d) hereof), proper provision shall be made so that:
(A) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of call or first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a
Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-hundredths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and dividing that product by
(2) 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event, provided that the Purchase Price per share of Common Stock of such Principal Party and the number of shares of Common Stock of such Principal Party issuable upon exercise of each Right shall be further adjusted as provided in Section 11(f) of this Agreement to reflect any events occurring in respect of such Principal Party after the date of such
Section 13 Event; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (E) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

     (b)  "Principal Party" shall mean

          (i)    in the case  of  any  transaction  described  in  clause (i) or
(ii) of the first sentence of Section 13(a): (A) the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or if there is more than one such issuer, the issuer of the shares of Common Stock which has the greatest aggregate market value, or (B) if no securities are so issued, (1) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which has the greatest aggregate market value or (2) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (3) the Person resulting from the consolidation; and

          (ii) in the case of any transaction described in clause (iii) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons as is the issuer of the shares of Common Stock having the greatest aggregate market value;

provided, however, that in any such case, if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value; and (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a "Subsidiary" of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

     (c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock or out of its authorized and issued shares held in its treasury, the number of shares of its Common Stock that will be sufficient to permit the exercise in full of all outstanding Rights under this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements set forth in paragraphs (a) and (b) of this Section 13 shall be promptly performed in accordance with their terms and further providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

          (i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and
(B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date and similarly comply with applicable state securities laws;

          (ii) use its best efforts, if the shares of Common Stock of the Principal Party shall be listed or admitted to trading on a national securities exchange or The Nasdaq Stock Market to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on such securities exchange or The Nasdaq Stock Market and, if the shares of Common Stock of the Principal Party shall not be so listed or admitted to trading, to cause the Rights and the securities purchasable upon exercise of the Rights to be eligible for trading in the over-the-counter market and reported by such other system then in use;

          (iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

          (iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the shares of Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

     (d) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in subparagraphs (i) and
(ii) of Section 13(a) if (i) such transaction is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a Qualifying Offer (or a wholly owned Subsidiary of any such Person or Persons), (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such Qualifying Offer and (iii) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such Qualifying Offer. Upon consummation of any such transaction contemplated by this
Section 13(d), all Rights hereunder shall expire.

     Section 14.    Fractional Rights and Fractional Shares.
                    ---------------------------------------

     (a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates or scrip which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

     (b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than, except as provided in Section 7(c), fractions which are integral multiples of one one-hundredth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-hundredth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the shares of Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-hundredth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-hundredth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-hundredth of a share of Preferred Stock shall be one one-hundredth of the Closing Price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

     (c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock, Common Stock Equivalents or other securities upon exercise of the Rights or an exchange of Rights for Common Stock pursuant to Section 24 hereof or to distribute certificates which evidence fractional shares of Common Stock, Common Stock Equivalents or other securities. In lieu of fractional shares of Common Stock, Common Stock Equivalents or other securities, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock, Common Stock Equivalents or other securities. For purposes of this Section 14(c), the current market value shall be the Closing Price (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise or the record date of exchange, as the case may be.

     (d) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.

     Section 15.    Rights of Action.
                    ----------------

     All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the

Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement. After a Triggering Event, holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys' fees, incurred by them in any action to enforce the provisions of this Agreement.

     Section 16.    Agreement of Rights Holders.
                    ---------------------------

     Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

     (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

     (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

     (c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the penultimate sentence of Section 7(e) hereof, shall be affected by any notice to the contrary; and

     (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use all reasonable efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible

     Section 17.    Rights Certificate Holder Not Deemed a Shareholder.
                    --------------------------------------------------

     No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-hundredths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

     Section 18.    Concerning the Rights Agent.
                    ---------------------------

     (a) The Company agrees to pay to the Rights Agent such compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable costs, charges, advances, expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises (including reasonable counsel fees and expenses).

     (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

     Section 19.    Merger or Consolidation or Change of Name of Rights Agent.
                    ---------------------------------------------------------

     (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent (including, without limitation, through a purchase of all or substantially all of the assets relating to such business), shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     Section 20.    Duties of Rights Agent.
                    ----------------------

     The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

     (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

     (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "Current Market Price") be proved or established by the Company prior to taking or omitting any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c)  The  Rights  Agent  shall  be  liable  hereunder  only  for  its   own
negligence, bad faith or willful misconduct.

     (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement, the Summary of Rights or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible  for any  adjustment  required under the provisions of Section 11 or
Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable. The Rights Agent shall not be accountable for the use by the Company of any Rights Certificate countersigned and delivered to the Company in accordance with this Agreement or any certificate for Common Stock or Preferred Stock delivered to the Company in accordance with this Agreement.

     (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, any Vice Chairman, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with instructions of any such officer. The Rights Agent shall incur no liability for any delay that may result from its request for advice or instructions as specified above.

     (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other entity.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

     (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

     (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

     (l) The Rights Agent shall have no responsibility to the Company, any holders of Rights or any holders of Common Stock for interest or earnings on any monies held by the Rights Agent pursuant to this Agreement.

     (m) The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including, but not limited to, a Distribution Date, a Redemption Date, any adjustment of the Purchase Price or the Common Stock, the existence of an Acquiring Person or a Beneficial Owner or any other event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be given to the Rights Agent in accordance with Section 26 hereof, and in the absence of such notice, the Rights Agent may conclusively assume no such event or condition exists.

     Section 21.    Change of Rights Agent.
                    ----------------------

     The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty days' notice in writing mailed to the Company and to each transfer agent of the Common Stock and Preferred
Stock,  by  registered  or  certified  mail,  and to the  holders  of the Rights
Certificates in accordance with Section 26 hereof, or, if prior to the Distribution Date, to the holders of Rights through any filing made by the Company pursuant to the Exchange Act. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon thirty days' notice in writing mailed to the Rights Agent or successor Rights Agent, as the case may be, and shall provide notice thereof to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates in accordance with Section 26 hereof, or, if prior to the Distribution Date, to the holders of Rights through any filing made by the Company pursuant to the Exchange Act. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate or the resigning or removed Rights Agent may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (i) a corporation organized and doing business under the laws of the United States or any state of the United States, in good standing, having a principal office in the State of Kansas, the State of Missouri or the State of New York, which is authorized under the laws of such state(s) to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (ii) a subsidiary of a corporation described in clause (i) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; and the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates in accordance with Section 26 hereof, or, if prior to the Distribution Date, give notice to the holders of Rights through any filing made by the Company pursuant to the Exchange Act. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

     Section 22.    Issuance of New Rights Certificates.
                    -----------------------------------

     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities issued by the Company on or prior to the Distribution Date, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

     Section 23.    Redemption and Termination.
                    --------------------------


     (a) The Board of Directors may, at its option, at any time prior to the close of Business on the tenth Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth Business Day following the Record Date), cause the Company to redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"), provided that the Board of Directors may cause the Company to redeem less than all of the then outstanding Rights prior to such time as any Person becomes an Acquiring Person in connection with the payment of cash in lieu of issuing fractional shares in connection with a recapitalization, combination or reverse stock split of the Common Stock of the Company. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market

Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

     (b) Immediately upon the action of the Board of Directors ordering the redemption of all of the Rights pursuant to Section 23(a) (or at such later time or upon such conditions as the Board of Directors may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly make a public announcement of any such redemption; provided, however, that the failure to make, or any defect in, such public announcement shall not affect the validity of such redemption. Promptly after the action of the Board of Directors ordering the redemption of the Rights becoming effective, the Company shall mail a notice of such redemption to the Rights Agent and the holders of the then outstanding Rights in accordance with Section 26 hereof (provided that the failure to give, or any defect in, such notice shall not affect the validity of such redemption). Any notice which is mailed in the manner provided in Section 26 hereof shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

     Section 24.    Exchange.
                    --------

     (a) The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for shares of Preferred Stock or Common Stock at an exchange ratio of one-hundredth of a share of Preferred Stock or one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.

     (b) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to Section 24(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly make a public announcement of any such exchange; provided, however, that the failure to make, or any defect in, such public announcement shall not affect the validity of such exchange. Promptly after the action of the Board of Directors ordering the exchange of the Rights becoming effective, the Company shall mail a notice of such exchange to the Rights Agent and all of the holders of the then outstanding Rights in accordance with Section 26 hereof (provided that the failure to give, or any defect in, such notice shall not affect the validity of such exchange). Any notice which is mailed in the manner provided in Section 26 hereof shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

     (c) In the event that there shall not be authorized and unissued shares of Common Stock and/or authorized and issued shares of Common Stock held in its treasury sufficient to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional shares of Common Stock, the Company shall substitute, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (subject to Section 14(b) hereof) such that the value per share of Preferred Stock as determined by the Board of Directors multiplied by such number or fraction is equal to the Current Market Price per share of Common Stock as of the date of issuance of such shares of Preferred Stock or fraction thereof.

     (d) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the Current Market Price per share of Common Stock as of the Trading Day immediately prior to the record date of exchange pursuant to this Section 24.

     Section 25.    Notice of Certain Events.
                    ------------------------

     (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock options, rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier. The failure to give notice as required under this subparagraph (a) or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

     (b)  In case a Section 11(a)(ii) Event shall occur, then, in any such case,
(i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

     Section 26.    Notices.
                    -------

     Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

           LabOne, Inc.
           10101 Renner Boulevard
           Lenexa, Kansas  66219
           Attention: President

           with a copy to:

           R. Dennis Wright, Esq.
           Morrison & Hecker L.L.P.
           2600 Grand Avenue
           Kansas City,  MO  64108-4606

     Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

           American Stock Transfer & Trust Company
           40 Wall Street
           New York,  New York  10005
           Attention: Corporate Trust Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent (or, if prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock of the Company).

     Section 27.    Supplements and Amendments.
                    --------------------------

     At any time and from time to time prior to the close of business on the tenth Business Day after the Stock Acquisition Date, the Board of Directors, upon vote of a majority of the Board of Directors then in office, may in its sole and absolute discretion amend or supplement this Agreement without the approval of any holders of Rights. At any time and from time to time after the close of business on the tenth Business Day after the Stock Acquisition Date, the Board of Directors, upon vote of a majority of the Board of Directors then in office, may supplement or amend this Agreement without the approval of any holders of the Rights, provided that no such supplement or amendment adversely affects the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this
Section 27, the Rights Agent shall execute such supplement or amendment; provided, however, that the Rights Agent may, but shall not be obligated to, enter into any such supplement or amendment which adversely affects the Rights Agent's own rights, duties or immunities under this Agreement.

     Section 28.    Successors.
                    ----------

     All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 29.    Determinations and Actions by the Board of Directors, etc.
                    ---------------------------------------------------------

     The Board of Directors, except as otherwise specifically provided for herein, shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith, (x) shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) and all other parties, and (y) shall not subject the Board of Directors or any member of the Board of Directors to any liability to the holders of the Rights.

     Section 30.    Benefits of this Agreement.
                    --------------------------

     Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

     Section 31.    Severability.
                    ------------

     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board of Directors.

     Section 32.    Governing Law.
                    -------------

     This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Missouri and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

     Section 33.    Counterparts.
                    ------------

     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     Section 34.    Descriptive Headings.
                    --------------------

     Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                   LABONE, INC.
Attest:

By:/s/Gregg R. Sadler                   By:/s/ W. Thomas Grant II
   --------------------------              -----------------------------
   Name: Gregg R. Sadler                 Name: W. Thomas Grant II
   Title: Secretary                      Title: Chairman of the Board, President
                                                and Chief Executive Officer

                                   AMERICAN STOCK TRANSFER & TRUST COMPANY
Attest:

By:/s/ Susan Silber                     By:/s/ Herbert J. Lemmer
   --------------------------              -----------------------------
   Name:  Susan Silber                     Name:  Herbert J. Lemmer
   Title: Assistant Secretary              Title: Vice President

                                                                       EXHIBIT A
                                  LABONE, INC.
                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                            QUALIFICATIONS AND RIGHTS
                                       OF
                            SERIES A PREFERRED STOCK

      I, W. Thomas Grant II, the duly elected Chairman of the Board of Directors, President and Chief Executive Officer of LabOne, Inc., a corporation organized and existing under the laws of the State of Missouri (the "Corporation"), do hereby certify that:

      1. The name of the Corporation is LabOne, Inc. The Corporation was formerly named Lab Holdings, Inc.

      2. The following resolutions were duly adopted by the Board of Directors of the Corporation at a meeting held on February 11, 2000:

           RESOLVED,  that  pursuant  to the  authority  vested  in the Board of
      Directors of this Corporation by the provisions of Articles of Incorporation of the Corporation, there is hereby created a series of Preferred Stock designated as Series A Preferred Stock, consisting of Three Hundred Thousand Shares (300,000) shares of the authorized but unissued shares of preferred stock, $.01 par value per share, of the Corporation; and

           FURTHER RESOLVED, that the Series A Preferred Stock shall have the powers, designations, preferences and relative, participating, optional or other rights and the qualifications, limitations or restrictions set forth in Appendix I attached hereto.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its President and attested by its Secretary on this 11th day of February, 2000.

                               LABONE, INC.


                               By:
                                   -------------------------------------------
                                   W. Thomas Grant II
                                   Chairman of the Board of Directors, President and Chief Executive Officer
ATTEST:


-----------------------------------
Gregg R. Sadler
Secretary

                                   APPENDIX I

                       RELATIVE RIGHTS AND PREFERENCES OF
                            SERIES A PREFERRED STOCK

     1. Designation. Three Hundred Thousand (300,000) authorized and unissued shares of preferred stock, $.01 par value per share, of the Corporation are hereby designated as "Series A Preferred Stock" ("Series A").

     2. Dividends.

           (a) Each holder of a share of Series A shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for that purpose, subject to adjustment as hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions (except any Excluded Dividend), declared (but not withdrawn) on the Common Stock, $.01 par value per share, of the Corporation (the "Common Stock"), at any time after February 11, 2000 (the "Rights Dividend Declaration Date"). As used herein, an "Excluded Dividend" shall mean a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise).

           (b) Except with respect to an Excluded Dividend, the Corporation shall declare a dividend or distribution on the Series A as provided in paragraph (a) above concurrently with or immediately after it declares a dividend or distribution on the Common Stock, and such dividend or distribution shall be payable concurrently with the dividend or distribution on the Common Stock. Except with respect to an Excluded Dividend, the Corporation shall not pay a dividend or make a distribution to holders of Common Stock unless the Corporation concurrently pays a dividend or makes a distribution to holders of the Series A in accordance with paragraph (a) above.

           (c) In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A were entitled immediately prior to such event under paragraph (a) above shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     3. Voting Rights. In addition to any other voting rights required by law, the holders of shares of Series A shall have the following voting rights:

           (a) The holders of shares of Series A shall be entitled to 100 votes for each share of Series A held on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Dividend Declaration Date

(i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of the Series A were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

           (b) Except as otherwise provided herein or required by law, the holders of shares of Series A and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

           (c) Except as otherwise provided herein or required by law, the holders of shares of Series A shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of shares of Common Stock as set forth herein or as otherwise required by law) for the taking of any corporate action.

     4. Reacquired Shares. Any shares of Series A purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, in any other Certificate of Designations establishing a series of Preferred Stock or any similar stock or as otherwise required by law.

     5. Liquidation, Dissolution or Winding Up.

           (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the shares of the Series A shall be entitled to receive the greater of (i) $100.00 per share ($1.00 per one one-hundredth of a share), or (ii) an amount per share, subject to adjustment as hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock. No distribution upon liquidation, dissolution or winding up shall be made to holders of shares of Common Stock or holders of any other shares of stock ranking junior to the Series A with respect to the distribution of assets upon liquidation, dissolution or winding up until all holders of shares of Series A shall have received the amounts to which such holders are entitled under this Section.

           (b) In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A were entitled immediately prior to such event pursuant to clause (ii) of paragraph (a) above shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     6. Consolidation, Merger, etc.

           (a) In the event the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such event shares of Series A shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

           (b) In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in paragraph (a) above with respect to the exchange or change of shares of the Series A shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     7. Ranking. Nothing herein shall preclude the Board of Directors of the Corporation from creating any series of Preferred Stock or any similar stock ranking on a parity with or prior to Series A shares as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up.

     8. Redemption. Shares of Series A shall not be redeemable at the option of the Corporation or any holder thereof. Notwithstanding the foregoing sentence of this Section, the Corporation may acquire shares of Series A in any other manner permitted by law and the Articles of Incorporation and By-laws of the Corporation.

     9. Amendment. The Articles of Incorporation of the Corporation, including without limitation the provisions hereof, shall not hereafter be amended, either directly or indirectly, or through merger, consolidation or share exchange with another corporation or entity, in any manner which would alter or change the powers, preferences or special rights of the Series A so as to affect the holders thereof adversely, without the affirmative vote of the holders of a majority of the shares of Series A, voting separately as a class.

     10. Fractional Shares. The Series A may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of shares of the Series A.

                                                                       EXHIBIT B

                           FORM OF RIGHTS CERTIFICATE

Certificate No. R-                                                        Rights
                    -----------------------                      ---------

NOT EXERCISABLE AFTER FEBRUARY 25, 2010, OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. THE RIGHTS ARE SUBJECT TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS WHICH ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO BECOMES AN ACQUIRING PERSON OR BY AN AFFILIATE OR ASSOCIATE OF SUCH PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) MAY BECOME, OR MAY HAVE ALREADY BECOME, NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR SUBSEQUENTLY BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME, OR MAY ALREADY HAVE BECOME, NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*

                               RIGHTS CERTIFICATE

                                  LABONE, INC.

      This certifies that ____________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of February 11, 2000, as it may from time to time be supplemented or amended (the "Rights Agreement"), between LabOne, Inc., a Missouri corporation (the "Company"), and American Stock Transfer & Trust Company, a New York trust company, as agent (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on February 25, 2010 (the "Final Expiration Date") at the principal office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-hundredth of a fully paid, non-assessable share of Series A Preferred Stock, $.01 par value per share (the "Preferred Stock"), of the Company, at a purchase price of $50.00 per one one-hundredth of a share of Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed.

      The Purchase Price shall be paid, at the election of the holder, in cash or by certified check, cashier's check or money order payable to the order of the Company. The number of Rights evidenced by this Rights Certificate (and the number of one one-hundredths of a share that may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above,
---------------------
* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

are the number of Rights and Purchase Price as of February 25, 2000, based on the Preferred Stock as constituted on such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

      From and after the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of an Acquiring Person or of any such Associate or Affiliate, or (iii) under certain circumstances specified in the Rights
Agreement, a transferee of a person who, concurrently with or after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of the Section 11(a)(ii) Event.

      As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Rights Agreement).

      This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Company.

      This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights
Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-hundredths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

      Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right, at any time prior to the close of business of the tenth Business Day after the Stock Acquisition Date (as such terms are defined in the Rights Agreement). The redemption price shall be payable, at the election of the Company, in cash, shares of Common Stock or such other consideration as the Board of Directors may deem appropriate. In addition, subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be exchanged by the Company at its option for one share of Common Stock (subject to adjustment for any stock split, stock dividend or similar transaction), at any time after any Person becomes an Acquiring Person.

      The Company is not required to issue fractional shares of Preferred Stock upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts). In lieu thereof, a cash payment may be made, as provided in the Rights Agreement.

      No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

      This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

      WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of
           -------------------------.


ATTEST:                             LABONE, INC.



                                By:
--------------------------          -------------------------------------------
Secretary                           Name:
                                    Title:




Countersigned:

AMERICAN STOCK TRANSFER & TRUST CO., as Rights Agent


By:
   ---------------------------------
      Authorized Signature

                  [Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
              holder desires to transfer the Rights Certificate.)

      FOR   VALUE   RECEIVED                                hereby sells,
                              ------------------------------
assigns and transfers unto
                           ----------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                  (Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint American Stock Transfer & Trust Co. Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.


Dated:
      ------------------------------


                                    Signature
                                               --------------------------------

Signature Guaranteed:




Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.



                                   Certificate

      The undersigned hereby certifies by checking the appropriate boxes that:

      (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

      (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:
       ----------------------------

                                        ---------------------------------------
                                        Signature

Signature Guaranteed:



      Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

                                     NOTICE

      The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

                      (To be executed if holder desires to
            exercise Rights represented by the Rights Certificate.)

To:  LABONE, INC.

      The  undersigned  hereby  irrevocably  elects to exercise           Rights
                                                                 ---------
represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         (Please print name and address)

Please provide Social security
or taxpayer identification number
                                   ---------------------------------

      If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         (Please print name and address)

Please provide Social security
or taxpayer identification number
                                   ---------------------------------


Dated:
      ------------------------


                                   --------------------------------------------
                                   Signature

Signature Guaranteed:




      Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

                                   Certificate


      The undersigned hereby certifies by checking the appropriate boxes that:

      (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

      [2] after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated:
       --------------------------



                                    Signature
                                              ---------------------------------


Signature Guaranteed:




      Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.


                                     NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                 EXHIBIT C


                          SUMMARY OF RIGHTS TO PURCHASE
                                 PREFERRED STOCK

Declaration of Rights Dividend

      On February 11, 2000, the Board of Directors of LabOne, Inc. (the "Company") declared a dividend distribution of one Right for each outstanding share of Common Stock, $.01 par value per share, of the Company ("Common Stock"). The dividend is payable on February 25, 2000 to shareholders of record at the close of business on that date. Each Right entitles the registered holder thereof to purchase from the Company at any time following the Distribution Date (as defined below) a unit consisting of one one-hundredth of a share (a "Unit") of Series A Preferred Stock, $.01 par value per share (the "Preferred Stock"), at a purchase price of $50.00 per Unit (the "Purchase Price"), subject to adjustment as described below. The Rights are not exercisable until the Distribution Date. The description and terms of the Rights are set forth in a Rights Agreement dated February 11, 2000 (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent.

      Rights will also be issued with respect to shares of Common Stock issued by the Company or transferred from the Company's treasury after February 25, 2000 and prior to the Distribution Date, and, under certain circumstances, Rights will be issued with respect to shares of Common Stock issued or transferred by the Company after the Distribution Date.

Rights Initially Attached to and Trade with Common Stock

      Until the  earlier  of the  Distribution  Date or the date the  Rights are redeemed or expire: (1) the Rights will be evidenced by Common Stock certificates and no separate Rights Certificates will be distributed, (2) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock, (3) the surrender for transfer of any Common Stock certificate (with or without a copy of this Summary of Rights attached thereto) will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate and (4) new Common Stock certificates issued after February 25, 2000 will contain a notation incorporating the Rights Agreement by reference. Shareholders will not be required to take any action in connection with the payment of the Rights dividend on February 25, 2000.

When Rights Separate from Common Stock and Become Exercisable

      The Rights will separate from the Common Stock and become exercisable on the Distribution Date, which will occur upon the earlier of (1) ten business days after the Stock Acquisition Date (as defined below) or (2) ten business days (or such later date as the Board shall determine prior to such time as there is an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender or exchange offer, the consummation of which would result in a Person becoming an "Acquiring Person." The "Stock Acquisition Date" means the earlier of (i) the date of the first public announcement by the Company or an Acquiring Person that an Acquiring Person has become such or (ii) the date on which the Company has actual notice, direct or indirect, or otherwise determines that a Person has become an Acquiring Person. As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and thereafter the separate Rights Certificates will represent the Rights.

      Under the Rights Agreement, an Acquiring Person is a Person who, together with all affiliates and associates of such Person, and without the prior written approval of the Company, is the Beneficial Owner (as defined in the Rights Agreement) of 15% or more of the outstanding shares of Common Stock of the Company, subject to a number of exceptions set forth in the Rights Agreement. The Rights Agreement exempts certain persons from the definition of "Acquiring Person," including (1) Grant Family Members (as defined in the Rights Agreement), who currently beneficially own approximately 17.4% of the outstanding shares of Common Stock, unless such family members become (other than with the prior written approval of the Board of Directors or pursuant to a Qualifying Offer) the Beneficial Owners of 20% or more of the shares of Common Stock then outstanding, excluding shares of Common Stock and other securities acquired on or after February 11, 2000 pursuant to certain employee or director benefit plans, (2) the Company or any subsidiary of the Company and (3) any employee benefit plan of the Company or any subsidiary and certain persons appointed pursuant to the terms of any such plan. Under the Rights Agreement, a Person shall not be an Acquiring Person if such Person acquires beneficial ownership of 15% or more of the outstanding shares of Common Stock pursuant to a Qualifying Offer, which is a cash tender offer for all of the outstanding shares of Common Stock which meets certain conditions specified in the Rights Agreement. The Rights Agreement contains exceptions for Persons who inadvertently become Acquiring Persons or who exceed the ownership limits as a result of repurchases of stock by the Company, if certain conditions are satisfied.

Adjustment of Rights upon Occurrence of a Triggering Event

      In the event that a Person becomes an Acquiring Person, each holder of a Right (except the Acquiring Person and certain other persons as described below) will no longer have the right to purchase Units of Preferred Stock, but instead will thereafter have the right to receive, upon exercise of the Right, shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a Current Market Price (as defined in the Rights Agreement) equal to two times the then current exercise price of the Right. For example, at a Purchase Price of $50 per Right, each Right not owned by an Acquiring Person would entitle its holder to purchase $100 worth of Common Stock (or other consideration, as noted above) for $50. Assuming that the Common Stock has a per share value of $10 at such time, the holder of each valid Right would be entitled to purchase ten shares of Common Stock for $50. Once a Person becomes an Acquiring Person, all Rights that are, or under certain circumstances were, beneficially owned by such Acquiring Person (or certain related parties) will be null and void.

      In the event that, at any time after the Stock Acquisition Date, (1) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation (other than a merger which follows a Qualifying Offer and satisfies certain other requirements), or (2) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a Current Market Price equal to two times the then current Purchase Price of the Right. The events set forth in this paragraph and in the preceding paragraph which allow Rights to be exercised are referred to individually as a "Triggering Event" and collectively as "Triggering Events."

Exchange of Rights

      At any time after any Person becomes an Acquiring Person, the Board of Directors of the Company may, at its option, exchange the Rights (except Rights which previously have been voided as set forth above), in whole or in part, at an exchange ratio of one-hundredth of a share of Preferred Stock or one share of Common Stock for each Right, subject to adjustment for any stock split, stock dividend or similar transaction occurring after February 25, 2000. The Board of Directors may not cause the exchange of Rights at any time after any Person, together with such person's affiliates and associates, becomes the beneficial owner of 50% or more of the shares of Common Stock then outstanding, with certain exceptions.

Redemption of Rights

      At any time prior to the close of business on the tenth business day after the Stock Acquisition Date, the Company may order that all Rights be redeemed at a price of $.01 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors), subject to adjustment for any stock split, stock dividend or similar transaction occurring after February 25, 2000 (the "Redemption Price"). Immediately upon the effectiveness of the action of the Board of Directors ordering redemption of the Rights, the right to exercise the Rights will terminate and the holders of the Rights will only be entitled to receive the Redemption Price for each Right so held.

Amendment of Rights

      At any time and from time to time prior to the close of business on the tenth business day after the Stock Acquisition Date, the Company may amend the Rights in any manner without the approval of any holders of Rights. At any time and from time to time after the close of business on the tenth business day after the Stock Acquisition Date, the Company may supplement or amend the Rights without the approval of any holders of the Rights, provided that no such supplement or amendment adversely affects the interests of the holders of Rights as such (other than an Acquiring Person or an affiliate or associate of an Acquiring Person).

Terms of Preferred Stock

      Each Unit of Preferred Stock (consisting of one one-hundredth of a share of Preferred Stock) that is issuable upon exercise of the Rights after the Distribution Date and prior to the occurrence of a Triggering Event is intended to have approximately the same economic rights and voting power as a share of Common Stock, and the value of a Unit of Preferred Stock should approximate the value of one share of Common Stock. Each share of Preferred Stock will be entitled to dividend payments equal to 100 times the aggregate per share amount of all dividends

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(other than a dividend  payable in Common  Stock)  declared  per share of Common
Stock. In the event of liquidation, the holders of shares of Preferred Stock will be entitled to the greater of (a) a minimum preferential liquidation payment of $100 per share, or (b) 100 times the aggregate amount to be distributed per share of Common Stock. Each share of Preferred Stock will have 100 votes, voting together with, and on the same matters as, the Common Stock. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged for or changed into other stock, securities, cash and/or other property, each share of Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions. Shares of Preferred Stock are not redeemable. Pursuant to the Rights Agreement, the Company reserves the right to require, prior to the occurrence of a Triggering Event, that upon any exercise of Rights a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

Adjustment of Rights and Securities Upon Certain Events

      The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (1) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, or (2) upon the distribution to holders of the Preferred Stock of certain rights, options, warrants, evidences of indebtedness or assets (excluding regular quarterly cash dividends). No adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

      The number of outstanding Rights attached to each share of Common Stock and the number of Units of Preferred Stock purchasable upon exercise of a Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in shares of Common Stock or a subdivision or combination of the shares of Common Stock, occurring prior to the Distribution Date.

      The Company is not required to issue fractional Units; in lieu thereof, the Company may pay cash for such fractional Units based on the market price of the Preferred Stock on the last trading date prior to the date of issuance.

Rights Holder Not a Shareholder

      Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. The holders of Rights will be able to vote and receive dividends on the Common Stock that they hold.

Tax Consequences

      While the current distribution of the Rights will not be taxable to shareholders or to the Company, shareholders might, depending upon the circumstances, realize taxable income in the event that the Rights become severable from the Common Stock and will likely realize taxable income in the event such Rights become exercisable for common stock of the acquiring company as set forth above or are exchanged as provided above.

Expiration of Rights

      The Rights will expire at the close of business on February 25, 2010, unless the Company redeems or exchanges the Rights prior to such date, in each case as described above.

Rights Agreement

      A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated February 11, 2000. A copy of the Rights Agreement is available free of charge from the Rights Agent. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.